Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 796,920,000
Previously Paid Amount	0
Total Fee Amount	122,008.45
Total Offset Amount	0
Net Fee	$ 122,008.45